SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

February 17, 2015

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                  303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 17, 2015, Cimarex Energy Co. (“Cimarex”) announced its fourth quarter and year-end 2014 financial results. Cimarex also announced on February 17, 2015 its 2015 capital plans. These news releases are included in this report as Exhibits 99.1 and 99.2.

ITEM 7.01	REGULATION FD DISCLOSURE

On February 17, 2015, Cimarex issued a news release reporting its financial results for the fourth quarter and year ended 2014.  Cimarex also announced on February 17, 2015 its 2015 capital plans. An updated version of the company presentation will be available on the Cimarex website following the filing of this report.   Copies of these news releases are furnished as Exhibits 99.1 and 99.2 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

D.	Exhibits

Exhibit No.	Description

99.1	Cimarex News Release concerning earnings, dated February 17, 2015
99.2	Cimarex News Release concerning capital plans, dated February 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: February 17, 2015	By:	/s/ Paul Korus
Paul Korus, Senior Vice President,
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Cimarex News Release concerning earnings, dated February 17, 2015
99.2	Cimarex News Release concerning capital plans, dated February 17, 2015